T. Rowe Price Asia Opportunities Fund

Supplement to Prospectus Dated March 1, 2021

On page 8, effective May 1, 2021, T. Rowe Price Hong Kong Limited is removed as one of the fund’s investment subadvisers.

On page 10, effective May 1, 2021, the second paragraph under “Investment Adviser(s)” is deleted.

The date of this supplement is April 30, 2021.

F104-041 4/30/21